SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2005

LCNB CORP.

(Exact name of Registrant as specified in its Charter)

Ohio	0-26121	31-1626393
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification Number)

2 North Broadway, Lebanon, Ohio	45036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (513) 932-1414

N/A

(Former name or former address, if changed since last report)

Item 2.02   Results of Operations and Financial Condition.

On April 15, 2005, LCNB Corp. issued an earnings release announcing its financial results for the quarter ended March 31, 2005.  A copy of the earnings release is attached to this report as Exhibit 99.1 and is furnished under this Item 2.02.

Item 9.01   Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.

Description

99.1

Press release dated April 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LCNB CORP.

Date: April 15, 2005	By: /s/ Steve P. Foster
Steve P. Foster Chief Financial Officer